UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 18, 2002


                                  BRIAZZ, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Washington             000-32527                      91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)


                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
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              (Address and zip code of principal executive offices)

Registrant's telephone number, including area code:  (206) 467-0994




                                 Not Applicable
              ----------------------------------------------------
             (Former name or address, if changed since last report)






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Item 7.  Financial Statements and Exhibits

     Exhibit No.    Description
     -----------    -----------
     10.21          Securities  Purchase  Agreement  dated June 18, 2002 between
                    BRIAZZ and Laurus Master Fund, Ltd.

     10.22 Convertible Note made by BRIAZZ in favor of Laurus Master Fund, Ltd. dated June 18, 2002 in the principal amount of $1,250,000

     10.23 Common Stock Purchase Warrant issued by BRIAZZ to Laurus Master Fund, Ltd. dated June 18, 2002

     10.24 Security Agreement made by BRIAZZ in favor of Laurus Master Fund, Ltd. dated June 18, 2002











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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                    BRIAZZ, INC.


Date: July 16, 2002                 /s/ Tracy L. Warner
                                    --------------------------------------------
                                    Tracy L. Warner
                                    Chief Financial Officer










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